EXHIBIT 32.1

SECTION 906 CERTIFICATION

In connection with the Quarterly Report of Summa Industries (the “Company”) on Form 10-Q for the fiscal quarter ended February 28, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James R. Swartwout, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James R. Swartwout
James R. Swartwout
Chief Executive Officer
Chief Financial Officer
Summa Industries
April 4, 2005

A signed original of this written statement required by Section 906 has been provided to Summa Industries and will be retained by Summa Industries and furnished to the Securities and Exchange Commission or its staff upon request.